TRANSAMERICA FUNDS
Supplement dated July 16, 2008 to the Closed Funds Prospectus dated March 1, 2008, as supplemented through April 30, 2008
Transamerica PIMCO Total Return
The following information supplements and amends information concerning Transamerica PIMCO Total Return beginning on page 45 in the Prospectus:
The fund may also invest up to 10% of its total assets in preferred stocks.
•	Stocks
While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.
•	Preferred Stocks
Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company’s performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.
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Investors Should Retain this Supplement for Future Reference